U.S. SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



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                                Form 8-K/A

                              AMENDMENT NO. 1

                                    TO

            CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



Date of Report:  September 17, 1998



                       STATE STREET CORPORATION
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        (Exact name of Registrant as specified in its charter)

                            Massachusetts
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           (State or other jurisdiction of incorporation)


      0-5108                                         04-2456637
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 Commission File No.                      (IRS Employer Identification No.)


              225 Franklin Street, Boston, Massachusetts 02110
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(Address of principal executive offices)                         (Zip Code)


                                 (617) 786-3000
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              Registrant's telephone number, including area code



                                AMENDMENT TO REPORT
                   FILED PURSUANT TO SECTION 13 or 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                              STATE STREET CORPORATION
                                    FORM 8-K/A
                                 AMENDMENT NO. 1


     The undersigned registrant hereby amends Exhibit 1 of Item 7 of its Current Report on Form 8-K dated September 17, 1998, to annex a corrected form of press release dated September 17, 1998.

Item 5.   Other Events

          On September 17, 1998, Registrant announced that its Board of Directors increased to fourteen million shares the authorization to purchase shares of the Corporation's common stock. A copy of Registrant's press release is filed as an exhibit hereto.




Item 7.   Financial Statement and Exhibits

     (c)  Exhibits

          1.  Form of press release dated September 17, 1998.




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  September 28, 1998


                                 STATE STREET CORPORATION

                                 /s/Maureen Scannell Bateman
                              By:____________________________
                                 Maureen Scannell Bateman
                                 Executive Vice President and
                                 General Counsel









                                -2-




                           EXHIBIT LIST



1.  Form of press release dated September 17, 1998.








































                               -3-




[STATE STREET LOGO]                         225 Franklin Street
                                            Boston, MA 02110-2804
                                            United States of America





                NEWS RELEASE



For Release: Immediately
Contact:     Ronald L. O'Kelley, (617)664-1110



                        STATE STREET CORPORATION ANNOUNCES
             EXPANDED STOCK PURCHASE PROGRAM AND QUARTERLY DIVIDEND



Boston, MA...September 17, 1998

State Street Corporation today announced that its Board of Directors authorized a two million share increase in its stock purchase program. The Board also approved a quarterly dividend of $.13 per share. The dividend is payable October 15, 1998 to stockholders of record as of October 1, 1998.

With 10.3 million shares acquired to date under the existing stock purchase program, the expanded program allows for the purchase of a further 3.7 million shares. Shares purchased under the authorization will be used for employee benefit plans and other corporate purposes.

With $4.5 trillion in assets under custody and $459 billion under management, State Street is the leading servicer and manager of financial assets worldwide. Offices are located in the United States, Canada, Chile, Cayman Islands, Netherlands Antilles, United Kingdom, France, Belgium, Luxembourg, Switzerland, Germany, Czech Republic, Austria, United Arab Emirates, Russia, People's Republic of China, Taiwan, South Korea, Japan, Singapore, Australia, and New Zealand. State Street Corporation's common stock is traded on the New York Stock Exchange under the symbol STT. For more information, visit State Street's web site at http://www.statestreet.com.